Exhibit 99.1 November 20th, 2025 INVESTOR PRESENTATION O U R F A M I L Y O F B A N K S

CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Corporation’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” The Corporation’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry; (ii) changes in interest rates; (iii) the credit risks of lending activities, including our ability to estimate credit losses and the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iv) effectiveness of our data security controls in the face of cyber attacks and any reputational risks following a cybersecurity incident; (v) changes in general business, industry or economic conditions or competition; (vi) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (vii) adverse economic effects from international trade disputes, including threatened or implemented tariffs imposed by the U.S. and threatened or implemented tariffs imposed by foreign countries in retaliation, or similar events impacting economic activity; (viii) the possibility that CNB may be unable to achieve expected synergies and operating efficiencies in the ESSA merger within the executed timeframes or at all or to successfully integrate ESSA operations and those of CNB; (ix) higher than expected costs or other difficulties related to integration of combined or merged businesses; (x) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (xi) changes in the quality or composition of our loan and investment portfolios; (xii) adequacy of loan loss reserves; (xiii) increased competition; (xiv) loss of certain key officers; (xv) deposit attrition; (xvi) rapidly changing technology; (xvii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xviii) changes in the cost of funds, demand for loan products or demand for financial services; and (xix) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on the Corporation's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in the Corporation’s annual and quarterly reports filed with the Securities and Exchange Commission. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. Factors or events that could cause the Corporation’s actual results to differ may emerge from time to time, and it is not possible for the Corporation to predict all of them. The Corporation undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This report contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non- GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include: Tangible common equity/tangible assets, Return on average tangible common equity, Adjusted return on average tangible common equity, Adjusted diluted earnings per common share, Net interest margin (fully tax equivalent basis), Adjusted efficiency ratio (fully tax equivalent) and Tangible book value per share. 2

CNB FINANCIAL CORPORATION

- Holding Company for CNB Bank (Clearfield, PA), serving the community since 1865
- 75 full-service offices, one loan production office, one mobile office, two limited service offices across Pennsylvania, New York, Ohio and Virginia
- CNB Bank's regional divisions (all under one charter) include CNB Bank (Central and North Central PA); FCBank (Central OH), ERIEBANK (Northeast OH & Northwest PA), BankOnBuffalo (Western NY), Ridge View Bank (Southwest, VA), ESSA Bank (Northeast PA) and Impressia Bank, which operates across our entire footprint
- Nasdaq: CCNE & CCNEP
- Market Capitalization: ~$717 million(1)

FINANCIAL HIGHLIGHTS
(As of 9/30/25)

ASSETS:	$8.3 billion
DEPOSITS:	$6.9 billion
LOANS:	$6.5 billion



BankOnBuffalo
NEW YORK
ERIEBANK
CNB BANK
OHIO
FCBank
ESSA Bank
RIDGE VIEW BANK
PENNSYLVANIA
VIRGINIA

(1) Based on 29,477,429 share count reported as of September 30, 2025, in the October 30, 2025 Earnings Release and the November 17, 2025 closing stock price ($24.33)

CNB FINANCIAL CORPORATION
3

INVESTMENT ACCRETION AND RETURNS

TANGIBLE BOOK VALUE PER SHARE(1)



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
BV / Share
TBV / Share
+6.6% Tangible Book Value per Share CAGR 12/31/15 – 9/30/25
$14.01
$11.96
$14.64
$11.76
$15.98
$13.33
$17.28
$14.69
$20.00
$17.45
$21.29
$18.66
$22.85
$20.22
$22.39
$20.30
$24.57
$22.46
$26.34
$24.24
$26.68
$22.32
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
9/30/25

RETURN ON AVERAGE TANGIBLE COMMON EQUITY(1)



ROATCE
ROAE
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
YTD 9/30/25
YTD Adj 9/30/25
COVID-19 Pandemic

DILUTED EARNINGS PER COMMON SHARE(2)



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.54
$1.42
$1.57
$2.21
$2.63
$1.97
$3.16
$3.26
$2.55
$2.39
$1.72
$1.26
$2.05
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
YTD 9/30/24
YTD 9/30/25
Adj YTD 9/30/25

(1) Return on average tangible common equity (ROATCE), adjusted return on tangible common equity, and tangible book value per share are non-GAAP financial measures – see Appendix for reconciliations; Average equity includes both common and preferred equity in periods following the 2020 preferred equity issuance. Adjusted return on tangible common equity is adjusted to remove merger related expenses.
(2) Diluted earnings per share includes merger costs in 2019 and merger costs, FHLB prepayment penalties and branch closure costs in 2020, and merger costs in 2025. Adjusted diluted earnings per common share is a non-GAAP financial measures – see Appendix for reconciliations
Note: "CAGR" means Compound Annual Growth Rate.

CNB FINANCIAL CORPORATION®

4

CONSOLIDATED CAPITAL POSITION (1) 9/30/25 16% 14% 13.97% 12% 10% 9.53% 10.48% 8% 8.10% 6% 4% 2% 0% Common equity / Total assets Tangible common equity / Tangible assets Common Equity Tier 1 Ratio Total Risk Based Capital Ratio ▪ The Corporation did not repurchase shares of common stock during the nine months ended September 30, 2025; remaining capacity under the current program was 500,000 shares / $15.0 million as of September 30, 2025 5 (1) Tangible common equity / Tangible assets is a non-GAAP financial measure - see Appendix for reconciliation

DIVIDEND HISTORY HISTORICAL DIVIDEND PER COMMON SHARE $0.800 $0.700 $0.600 $0.500 $0.400 $0.300 $0.200 $0.100 $0.000 Common Dividend Special Dividend • The Corporation’s long, uninterrupted history of dividends to its common shareholders reflects a key component of its Total Shareholder Return • Common stock dividend yield of 2.98% as of September 30, 2025 • Common stock dividend payout ratio of 43% as of the nine months ended September 30, 2025 Note: “LTM” means last twelve months. 6

DEPOSIT MIX AVERAGE COST OF INTEREST- 9/30/25 DEPOSIT MIX BEARING DEPOSITS 3.30% 3.19% 3.20% 3.10% 3.00% 2.90% 2.84% 2.80% 2.75% 2.70% 2.60% 2.50% Q3 24 Q2 25 Q3 25 7

DEPOSIT MIX HISTORICAL DEPOSIT MIX in thousands $ % Change Deposit Mix 2023 FY 2024 FY 9/30/2025 (23-25) Non-interest Bearing Deposits $ 7 28,881 $ 8 19,680 $ 1 ,105,423 51.7% Interest-bearing Deposits 4,269,869 4,551,684 5,794,844 35.7% $ 4,998,750 $ 5,371,364 $ 6,900,267 Total Deposits 38.0% Noninterest-bearing Deposits/Total Deposits 14.58% 15.26% 16.02% 8

LOAN PORTFOLIO COMPOSITION 9/30/25 LOAN PORTFOLIO AVERAGE YIELD ON TOTAL LOANS (1) COMPOSITION & LOANS HELD FOR SALE 6.70% 6.66% 6.65% 6.60% 6.54% 6.55% 6.50% 6.50% 6.45% 6.40% Q3 24 Q2 25 Q3 25 (1) Q3 25 includes the impact of the acquisition of ESSA Bancorp. 9

CONSERVATIVE CREDIT CULTURE 9/30/25 NONACCRUAL LOANS BY TYPE NET CHARGE-OFFS/AVERAGE LOANS 0.35% 0.28% 0.30% 0.25% 0.20% 0.16% 0.15% 0.15% 0.10% 0.06% 0.05% 0.00% 6/30/25 QTD 9/30/25 QTD 9/30/24 YTD 9/30/25 YTD HISTORICAL ASSET QUALITY 9/30/24 6/30/25 9/30/25 NONACCRUAL LOANS $39,855 $28,509 $36,013 ACCRUAL LOANS GREATER THAN 89 DAYS 666 256 86 OTHER REAL ESTATE OWNED 1,514 1,624 4,254 NONPERFORMING ASSETS $42,035 $30,389 $40,353 NONACCRUAL LOANS / LOANS 0.87% 0.60% 0.56% NPAs / ASSETS 0.70% 0.48% 0.49% ACL / NONACCRUAL LOANS 117.03% 169.52% 187.94% 10 Note: “NPAs” means Non-Performing Assets. “ACL” means Allowance for Credit Losses. QTD and YTD Net Charge-Offs reported are annualized.

RECENT QUARTERLY TRENDS 11

EARNINGS (1) DILUTED EARNINGS PER COMMON SHARE Unadjusted EPS Adjusted EPS $0.90 $0.82 $0.80 $0.70 $0.63 $0.61 $0.61 $0.61 $0.60 $0.50 $0.40 $0.30 $0.22 $0.20 $0.10 $- 9/30/2024 6/30/2025 9/30/2025 (1)Adjusted diluted earnings per share excludes merger related expenses and is a non-GAAP financial measure – see Appendix for reconciliations. 12

GROWTH DEPOSITS ($M) LOANS ($M) $8,000 $8,000 $6,900 $7,000 $7,000 $6,468 ESSA $1,363 $6,000 $6,000 ESSA $1,651 $5,537 CNB $5,467 $5,000 $5,000 $5,217 $4,817 CNB $4,733 $4,592 $4,000 $4,000 $3,000 $3,000 $2,000 $2,000 $1,000 $1,000 $0 $0 9/30/24 6/30/25 9/30/25 9/30/24 6/30/25 9/30/25 13

NET INTEREST MARGIN (“NIM”) & EFFICIENCY RATIO (1) (1) EFFICIENCY RATIO NIM NIM NIM Fully Tax Equiv. Efficiency Ratio Adjusted Efficiency Ratio, Fully Tax Equiv. 3.75% 68.00% 3.69% 3.69% 66.34% 3.70% 65.58% 66.00% 64.73% 64.56% 3.65% 3.60% 63.50% 3.59% 64.00% 3.60% 3.55% 62.00% 3.50% 60.00% 3.43% 3.45% 3.42% 57.67% 58.00% 3.40% 56.00% 3.35% 54.00% 3.30% 3.25% 52.00% 9/30/24 6/30/25 9/30/25 9/30/24 6/30/25 9/30/25 (1) Net interest margin fully tax equivalent and Adjusted efficiency ratio fully tax equivalent are non-GAAP financial measures – see Appendix for reconciliations. Adjusted efficiency ratio fully tax equivalent excludes merger related expenses. 14

CAPITAL & LOANS TO DEPOSITS (1) (1) TANGIBLE COMMON EQUITY/TANGIBLE ASSETS TBV PER COMMON SHARE $30 10.0% 9.53% 9.17% 9.12% $27.44 $28 9.0% 8.53% $26.68 8.45% $26.13 8.10% 25.35 $26 8.0% 24.03 $24 7.0% 22.32 $22 6.0% $20 5.0% 9/30/2024 6/30/2025 9/30/2025 9/30/2024 6/30/2025 9/30/2025 Book value per common share Tangible book value per common share Common equity/Total assets Tangible common equity/Tangible assets LOANS TO DEPOSITS RATIO 100.0% 93.74% 95.0% 90.0% 88.02% 86.58% 85.0% 80.0% 75.0% 9/30/2024 6/30/2025 9/30/2025 (1) Tangible book value per common share and tangible common equity / tangible assets are non-GAAP financial measures – see Appendix for reconciliations. 15

APPENDIX

NON-GAAP RECONCILIATION This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except per share data). For the year ending December 31, Dollars in thousands, except per share data 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD Net Income Available to Common $22,735 $21,142 $24,524 $34,278 $40,382 $31,596 $53,405 $58,886 $53,718 $50,273 $29,256 Average Tangible Common Equity $167,637 $177,987 $198,282 $210,645 $245,825 $296,142 $329,012 $353,800 $448,355 $490,647 $552,719 Return on Average Tangible Common Equity (non-GAAP) 13.56% 11.88% 12.37% 16.27% 16.43% 10.67% 16.23% 16.64% 11.98% 10.25% 7.08% Adjusted calculation of return on average tangible common equity (non-GAAP): Net Income Available to Common $22,735 $21,142 $24,524 $34,278 $40,382 $31,596 $53,405 $58,886 $53,718 $50,273 $29,256 Add: merger transaction related expenses, net of tax (non-GAAP) - - - - - - - - - - 18,326 Adjusted net income available to common shareholders $ 2 2,735 $ 21,142 $ 2 4,524 $ 3 4,278 $ 40,382 $ 3 1,596 $ 5 3,405 $ 58,886 $ 53,718 $ 50,273 $ 47,582 Adjusted return on average tangible common equity (non-GAAP) 13.56% 11.88% 12.37% 16.27% 16.43% 10.67% 16.23% 16.64% 11.98% 10.25% 11.51% 17

NON-GAAP RECONCILIATION As of December 31, Dollars in thousands, except per share data 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Shareholders' Equity $201,913 $211,784 $243,910 $262,830 $304,966 $416,137 $442,847 $530,762 $571,247 $610,695 Less: Preferred Equity - - - - - 57,785 57,785 57,785 57,785 57,785 Common Shareholders' Equity $201,913 $211,784 $243,910 $262,830 $304,966 $358,352 $385,062 $472,977 $513,462 $552,910 Goodwill and Other Intangibles 2 7,194 3 8,730 38,730 38,730 3 8,730 43,749 4 3,749 43,749 43,874 43,874 Core Deposit Intangibles 2,396 2,854 1,625 727 160 567 460 364 280 206 LESS: Total Intangible Assets $29,590 $41,584 $40,355 $39,457 $38,890 $44,316 $44,209 $44,113 $44,154 $44,080 Tangible Common Equity (non-GAAP) $172,323 $170,200 $203,555 $223,373 $266,076 $314,036 $340,853 $428,864 $469,308 $508,830 Total Assets $2,285,136 $2,573,821 $2,768,773 $3,221,521 $3,763,659 $4,729,399 $5,328,939 $5,475,179 $5,752,957 $6,192,010 Goodwill and Other Intangibles 2 7,194 3 8,730 38,730 38,730 3 8,730 43,749 4 3,749 43,749 43,874 43,874 Core Deposit Intangibles 2,396 2,854 1,625 727 160 567 460 364 280 206 LESS: Total Intangible Assets $29,590 $41,584 $40,355 $39,457 $38,890 $44,316 $44,209 $44,113 $44,154 $44,080 Tangible Assets (non-GAAP) $2,255,546 $2,532,237 $2,728,418 $3,182,064 $3,724,769 $4,685,083 $5,284,730 $5,431,066 $5,708,803 $6,147,930 Tangible Common Equity / Tangible Assets (non-GAAP) 7.64% 6.72% 7.46% 7.02% 7.14% 6.70% 6.45% 7.90% 8.22% 8.28% Ending Shares Outstanding 14,408,430 14,467,815 15,264,740 15,207,281 15,247,985 16,833,008 16,855,062 21,121,346 20,896,439 20,987,992 Tangible Book Value Per Common Share (non-GAAP) $11.96 $11.76 $13.33 $14.69 $17.45 $18.66 $20.22 $20.30 $22.46 $24.24 18

NON-GAAP RECONCILIATION Dollars in thousands, except per share data 9/30/2024 6/30/2025 9/30/2025 Calculation of tangible book value per common share and tangible common equity / tangible assets (non-GAAP): Shareholders' equity $ 606,363 $ 637,281 $ 844,185 Less: preferred equity 57,785 57,785 57,785 Common shareholders' equity 548,578 579,496 786,400 Less: goodwill and other intangibles 43,874 43,874 93,773 Less: core deposit intangible 223 173 34,727 Tangible common equity (non-GAAP) $ 504,481 $ 535,449 $ 657,900 Total assets $ 6,014,844 $ 6,318,477 $ 8,254,319 Less: goodwill and other intangibles 43,874 43,874 93,773 Less: core deposit intangible 223 173 34,727 Tangible assets (non-GAAP) $ 5,970,747 $ 6,274,430 $ 8,125,819 Ending shares outstanding 20,994,730 21,119,894 29,477,429 Book value per common share (GAAP) $ 26.13 $ 27.44 $ 26.68 Tangible book value per common share (non-GAAP) $ 24.03 $ 25.35 $ 22.32 Common shareholders' equity / Total assets (GAAP) 9.12% 9.17% 9.53% Tangible common equity / Tangible assets (non-GAAP) 8.45% 8.53% 8.10% 19

NON-GAAP RECONCILIATION

Dollars in thousands, except per share data	*Three Months Ended* 9/30/2024	6/30/2025	9/30/2025	*Nine Months Ended* 9/30/2024	9/30/2025
Basic earnings per common share computation:					
Net income available to common shareholders	$ 12,878	$ 12,881	$ 5,969	$ 36,285	$ 29,256
Less: net income available to common shareholders allocated to participating securities	101	120	50	291	253
Net income available to common shareholders allocated to common stock	$ 12,777	$ 12,761	$ 5,919	$ 35,994	$ 29,003
Weighted average common shares outstanding, including shares considered participating securities	20,997	21,053	27,388	20,994	23,165
Less: average participating securities	155	172	209	162	166
Weighted average shares	20,842	20,881	27,179	20,832	22,999
Basic earnings per common share	**$ 0.61**	**$ 0.61**	**$ 0.22**	**$ 1.73**	**$ 1.26**
Diluted earnings per common share computation:					
Net income available to common shareholders allocated to common stock	$ 12,777	$ 12,761	$ 5,919	$ 35,994	$ 29,003
Weighted average common shares outstanding for basic earnings per common share	20,842	20,881	27,179	20,832	22,999
Add: dilutive effect of stock compensation	70	72	101	64	76
Weighted average shares and dilutive potential common shares	20,912	20,953	27,280	20,896	23,075
Diluted earnings per common share	**$ 0.61**	**$ 0.61**	**$ 0.22**	**$ 1.72**	**$ 1.26**
Adjusted basic earnings per common share computation (non-GAAP):					
Net income available to common shareholders	$ 12,878	$ 12,881	$ 5,969	$ 36,285	$ 29,256
Add: merger transaction related expenses, net of tax (non-GAAP)	-	357	16,558	-	18,326
Less: net income available to common shareholders allocated to participating securities	101	120	50	291	253
Less: Adjustment to net income available to common shareholders allocated to participating securities for merger transaction related expenses, net of tax (non-GAAP)	-	3	127	-	131
Adjusted net income available to common shareholders allocated to common stock (non-GAAP)	$ 12,777	$ 13,115	$ 22,350	$ 35,994	$ 47,198
Weighted average common shares outstanding, including shares considered participating securities	20,997	21,053	27,388	20,994	23,165
Less: average participating securities	155	172	209	162	166
Weighted average shares	20,842	20,881	27,179	20,832	22,999
Adjusted basic earnings per common share (non-GAAP)	**$ 0.61**	**$ 0.63**	**$ 0.82**	**$ 1.73**	**$ 2.05**
Adjusted diluted earnings per common share computation (non-GAAP):					
Adjusted net income available to common shareholders allocated to common stock (non-GAAP)	$ 12,777	$ 13,115	$ 22,350	$ 35,994	$ 47,198
Weighted average common shares outstanding for basic earnings per common share	20,842	20,881	27,179	20,832	22,999
Add: dilutive effect of stock compensation	70	72	101	64	76
Weighted average shares and dilutive potential common shares	20,912	20,953	27,280	20,896	23,075
Adjusted diluted earnings per common share (non-GAAP)	**$ 0.61**	**$ 0.63**	**$ 0.82**	**$ 1.72**	**$ 2.05**

CNB FINANCIAL CORPORATION®
20

NON-GAAP RECONCILIATION For the quarter ending ending: Dollars in thousands, except per share data 9/30/2024 6/30/2025 9/30/2025 Interest Income $83,235 $85,771 $108,645 LESS: Interest Expense 35,749 3 3,574 41,516 Net Interest Income 4 7,486 52,197 6 7,129 Average Total Earning Assets $5,503,832 $5,817,121 $7,209,366 Net Interest Margin 3.43% 3.60% 3.69% Interest Income $83,235 $85,771 $108,645 ADD: Tax Equivalent Adjustment 240 265 314 Adjusted Interest Income (fully tax equivalent basis) (non-GAAP) 83,475 86,036 108,959 LESS: Interest Expense 35,749 33,574 41,516 Net Interest Income (fully tax equivalent basis) (non-GAAP) 47,726 5 2,462 6 7,443 Average Total Earning Assets $5,503,832 $5,817,121 $7,209,366 LESS: Average Mark to Market Adjustment on Investments (51,075) (42,592) (39,121) Adjusted Total Earning Assets $ 5,554,907 $ 5,859,713 $ 7,248,487 Net Interest Margin, fully tax equivalent basis (non-GAAP) 3.42% 3.59% 3.69% 21

NON-GAAP RECONCILIATION Three Months Ended Dollars in thousands, except per share data 9/30/2024 6/30/2025 9/30/2025 Calculation of efficiency ratio: Non-interest expense $38,784 $39,617 $50,157 Non-interest income 10,973 9,008 10,566 Net interest income 47,486 5 2,197 67,129 Total revenue $ 58,459 $ 61,205 $ 77,695 Efficiency ratio 66.34% 64.73% 64.56% Calculation of efficiency ratio (fully tax equivalent basis) (non-GAAP): Non-interest expense $38,784 $39,617 $50,157 Less: core deposit intangible amortization 18 16 780 Adjusted non-interest expense (non-GAAP) $38,766 $39,601 $49,377 Non-interest income $ 10,973 $ 9,008 $ 10,566 Net interest income $ 47,486 $ 52,197 $ 67,129 Less: tax exempt investment and loan income, net of TEFRA (non-GAAP) 1,473 1,451 1,737 Add: tax exempt investment and loan income (fully tax equivalent basis) (non-GAAP) 2,123 2,046 2,453 Adjusted net interest income (fully tax equivalent basis) (non-GAAP) 48,136 5 2,792 6 7,845 Adjusted net revenue (fully tax equivalent basis) (non-GAAP) $ 59,109 $ 61,800 $ 78,411 Efficiency ratio (fully tax equivalent basis) (non-GAAP) 65.58% 64.08% 62.97% Adjusted calculation of efficiency ratio (fully tax equivalent basis) (non- GAAP): Adjusted non-interest expense (non-GAAP) $ 38,766 $ 39,601 $ 49,377 Less: merger and integration costs (non-GAAP) - 357 4,155 Adjusted non-interest expense (non-GAAP) $ 38,766 $ 39,244 $ 45,222 Adjusted net revenue (fully tax equivalent basis) (non-GAAP) $ 59,109 $ 61,800 $ 78,411 Adjusted efficiency ratio (fully tax equivalent basis) (non-GAAP) 65.58% 63.50% 57.67% 22